SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K-A/2

CURRENT REPORT

PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) December 24, 2009

ANV SECURITY GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-53802	13-3089537
(State or other jurisdiction	(Commission File number)	(IRS Employer
of incorporation or organization)		Identification No.)

2nd Floor, Tower B, Jiada R&D Building, No 5, Songpingshan Road, Shenzen, China 518057
(Address of principal executive offices) (Zip Code)

0086-755-86656426
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On December 24, 2009, ANV Security Group, Inc. (the “Company”) entered into an agreement (the “Initial Angesi Agreement”) to acquire all of the issued and outstanding stock of Shenzhen Angesi Technology, Co. (“Angesi”) which later changed its name to ANV Security Technology (China) Co. Ltd.  and certain affiliated entities for 32 million shares from its owners.  Due to the requirements for certain government approvals and the extent of the parties mutual due diligence the closing could not be held until September 30, 2010.  At the closing, under a revised agreement (the “Revised Angesi Agreement”), the Company acquired Angesi’s manufacturing facility and operation, but not its affiliated marketing companies, for 15 million shares of common stock.  The Revised Angesi Agreement is filed as an exhibit hereto.  The revised agreement provides, among other things, that the former shareholders of Angesi may be required to return a portion of those shares in the event certain earnings and performance targets are not met.  Angesi is now a Company subsidiary engaged in the business of developing, manufacturing and marketing video cameras in China.

The foregoing does not constitute a full statement of the terms of the Revised Angesi Agreement. An English translation of the Revised Angesi Agreement is filed as an exhibit to this report. Reference is made to such exhibit for a full description of the rights and obligations of the parties under that agreement.  The reader should be aware that discrepancy between the English translation and the actual contract in Chinese will be resolved in favor of the contract in Chinese.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired
Included herein.
(b)	Pro-Forma Financial Information
Included herein.
(c)	Exhibits

ANV Security Technology (China) Co., Ltd.

Audited Financial Statements

September 30, 2010, December 31, 2009 and 2008

Stan J.H. Lee, CPA
2160 North Central Rd Suite 203 t Fort Lee t NJ 07024
P.O. Box 436402t San Ysidrot CA 92143-9402
619-623-7799 t Fax 619-564-3408 t stan2u@gmail.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
ANV Security Technology (China) Co. Ltd.

We have audited the accompanying balance sheets of ANV Security Technology (China) Co. Ltd. (the “Company”) as of September 30, 2010, December 31, 2009 and 2008 and the related statements of operation, changes in shareholders’ equity (deficit) and cash flows for the 9-months and fiscal years respectively ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ANV Security Technology (China) Co. Ltd. as of September 30, 2010, December 31, 2009 and 2008 , and the results of its operation and its cash flows for the periods aforementioned in conformity with U.S. generally accepted accounting principles.

/s/ Stan J.H. Lee, CPA
Stan J.H. Lee, CPA
Fort Lee, NJ 07024
November 15, 2010

ANV SECURITY TECHNOLOGY (CHINA) CO., LTD.

BALANCE SHEETS

AS OF SEPTEMBER 30, 2010 AND DECEMBER 31, 2009 & 2008

	As of September 30,	As of December 31,	December 31,
	2010	2009	2008
	USD	USD	USD
ASSETS
Current assets
Cash and cash equivalents	$110,446	$162,835	$69,304
Accounts receivable, net	2,273,037	305,814	267,130
Inventory	3,595,087	1,787,616	433,426
Prepayments and other receivables	613,709	291,363	160,336
Amount due from related parties	37,547	-0-	7,316

Total current assets	6,629,829	2,547,628	937,512
Long-term investment	-0-	-0-	192,520
Plant and equipment, net	530,518	40,976	19,389
Intangible assets	9,836	11,215	-0-
Deferred tax assets	653,308	12,885	7,308
Long-term deferred expense	117,074	146,858	-0-

Total assets	$7,940,565	$2,759,562	$1,156,729

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Short-term borrowings	-0-	$275,329	$-0-
Accounts payables	$3,810,577	1,294,540	503,826
Advance from customer and other payable	647,926	820,730	319,768
Accrued income taxation	12,787	21,255	199
Amount due to related parties	105,034	-0-	170,396
Due to shareholders	-0-	223,428	138,356
Total current liabilities	4,576,324	2,635,282	1,132,545

Total liability	4,576,324	2,635,282	1,132,545

Commitments and contingencies

Shareholders’ equity
Registered capital	5,119,868	139,788	66,622
Retained earnings	-1,837,143	-18,216	-45,054
Cumulative translation adjustment	81,516	2,708	2,616

Total shareholders’ equity	3,364,241	124,280	24,184

Total liabilities and shareholders’ equity	$7,940,565	$2,759,562	$1,156,729
See Notes to Financial Statements

ANV SECURITY TECHNOLOGY (CHINA) CO., LTD.

STATEMENTS OF OPERATIONS

FOR THE 9-MONTHS PERIOD ENDED SEPEMBER 30, 2010 AND YEAR ENDED DECEMBER 31, 2009 & 2008

	9-Months ended September 30, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
	USD	USD	USD

Net sales	$12,359,732	$4,725,807	$1,843,083
Cost of sales	-10,748,904	-3,825,187	-1,500,523

Gross profit	1,610,828	900,620	342,560

Operating expenses
Selling expenses	-673,595	-217,499
Administrative expenses	-3,353,688	-635,974	-357,211

Total operating expenses	-4,027,283	-853,473	-357,211

Operating income	-2,416,455	47,147	-14,651

Other income/(expense)
- Interest expenses	-9,022	-5,956	-2,320
- Interest income	3,517	209	193
- Others, net	19,868	1,059	-2,895

Total other income/(expense)	14,363	-4,688	-5,022

Income before income tax benefit/(expense)	-2,402,092	42,459	-19,673

Income tax benefit/(expense)	583,165	-15,621	-1,764

Net income	$-1,818,927	$26,838	$-21,437

Other comprehensive income

Foreign currency translation gain	78,808	92	2,247

Comprehensive income	$-1,740,119	$26,930	$-19,190

See Notes to Financial Statements

ANV SECURITY TECHNOLOGY (CHINA) CO., LTD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE 9-MONTHS PERIOD ENDED SEPTEMBER 30, 2010 AND YEAR ENDED DECEMBER 31, 2009 & 2008

	Share Premium	Accumulated other comprehensive income	Retained earnings	Total shareholders' equity
	USD	USD	USD	USD
Balance as of January 1, 2008	66,622	369	-23,617	43,374

Net income			-21,437	-21,437
Foreign currency translation adjustment		2,247		2,247
Balance as of December 31, 2008	66,622	2,616	-45,054	24,184

Paid-in Capital by shareholders	73,166			73,166
Net income			26,838	26,838
Foreign currency translation adjustment		92		92
Balance as of December 31, 2009	139,788	2,708	-18,216	124,280

Paid-in Capital by shareholders	4,980,080			4,980,080
Net income			-1,818,927	-1,818,927
Foreign currency translation adjustment		78,808		78,808
Balance as of SEP 30, 2010	5,119,868	81,516	-1,837,143	3,364,241

See Notes to Financial Statements

ANV SECURITY TECHNOLOGY (CHINA) CO., LTD.

STATEMENT OF CASH FLOWS

FOR THE 9-MONTHS PERIOD ENDED SEPTEMBER 30, 2010 AND DEC 31, 2009 & 2008

	9-Months Ended September 30, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
	USD	USD	USD
Cash flow from operating activities
Net income	-1,818,927	26,838	-21,437
Adjustments to reconcile net income to net cash (used in)/provided by operating activities
- Depreciation of property, plant and equipment	-153,296	5,979	1,737
- Amortization of intangible assets	1,819	801
- Amortization of long-term deferred expense	-32,263	28,870
- Bad debt expense	-2,029,360	-8,939	-21,750
- Inventory (Allowance for reduction of inventory to market)	-21,518	-13,333	-6,509
Changes in operating liabilities and assets:
- Accounts receivable	-272,445	-36,662	-253,538
- Inventories	-1,785,953	-1,340,857	-349,563
- Prepaid expenses and other current assets	-628,190	-129,687	-150,553
- Amounts due from related parties	-37,547	7,316	-7,316
- Accounts payable	2,516,037	790,714	479,033
- Accrued expenses and other payables	-172,804	500,962	286,071
- Accrued income taxation	-8,468	21,056	199
- Amounts due to related parties	-118,394	-85,324	308,752
Net cash provided by operating activities	-4,561,309	-232,266	265,126
Cash flow from investing activities
Payment of Long-term deferred expense	-62,047	-175,728
Payment of property, plant and equipment	-336,246	-27,566	-17,296
Payment of land use rights	-440	-12,016
Payment of equity investment			-192,520
Proceeds from taking back of equity investment		192,520
Net cash used in investing activities	-274,639	-22,790	-209,816
Cash flow from financing activities
Issuance of share capital	4,980,080	73,166
Proceeds from short-term bank loans	-	292,903
Principal payments of short-term bank loans	-275,329	-17,574
Net cash used in financing activities	4,704,751	348,495
Effect of foreign exchange rate changes	78,808	92	2,247
Net increase in cash	-52,389	93,531	57,557
Cash
At beginning of period/year	162,835	69,304	11,747
At end of year	110,446	162,835	69,304
Supplemental disclosure of cash flow information
Cash paid during the period/year for
Interest expense	9,022	6,015	2,424
Income taxes paid	38,271	145	-0-
See Notes to Financial Statements

ANV SECURITY TECHNOLOGY (CHINA) CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS
SEPEMBER 30, 2010 AND DECEMBER 31, 2009 & 2008

Note 1) Principal Activities and Organization

ANV Security Technology (China) Co., Ltd (the “Company”), formerly known as Shenzhen Angesi Technology Co., Ltd, the company was incorporated in Shenzhen, Guangdong Province, People’s Republic of China on October 18, 2007. The company is primarily engaged in the manufacturing and distributing of surveillance and safety products and systems and developing surveillance and safety related software in China.

History of the Company

The company was established as a limited liability company in October 2007 under the laws of the PRC with an initial registered capital of RMB500,000 by Li Tingyi (95% interest) and Liu Wengao(5% interest). In 2009, Liu Wengao, an unaffiliated party, transferred all his equity interest in the company to Jiang Xiu at cost. In 2009, the registered capital of the company was increased to RMB1 million, of which RMB475,000 of the increase was paid up by Li Tingyi (95%) and RMB25,000 was paid by Jiang Xiu (5%).In 2010, the registered capital of the company was increased to RMB35 million, of which RMB32,300,000 of the increase was paid up by Li Tingyi (95%) and RMB1,700,000 was paid by Jiang Xiu (5%). On September 30,2010, Li Tingyi (95% interest) and Jiang Xiu(5% interest) transferred all their equity interest in the company to ANV Security Group(Asian)Co., Ltd. Since the date of such transfer, ANV Security Group(Asian)Co., Ltd has been the owner of 100% of the paid-up capital of the company. On May 12, 2010, the company name changed to ANV Security Technology (China) Co. Ltd.

Note 2) Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The company maintains its books and accounting records in Renminbi (“RMB”), and its reporting currency is United States dollars. The Company’s fiscal year-end is December 31.

Note 3) Summary of Significant Accounting Policies and Practices

(a) Use of estimate

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.

The more significant financial statement items requiring the use of management estimates and assumptions relate to: (i) estimates used in valuing property to net realizable value, reserves for contingencies equipment and intangible assets, (ii) uncollectible accounts receivable, (iii) obsolete and/or damaged inventory.

Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ from those estimates.

(b) Cash and Cash Equivalents

The Company considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

(c) Accounts receivable

Accounts receivable are recorded at the contract amount after deduction of trade discounts, allowances, if any, and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on historical write-off experience, customer specific facts and economic conditions.

The Company reviews its allowance for doubtful accounts monthly. Past due balances over 1 year and over a specified amount are reviewed individually for collectability. All other balances are reviewed on a pooled basis by aging of such balances. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

(d) Inventories

Inventories are stated at the lower of cost or market value. Cost is determined using moving weighted average method. Cost of finished goods comprises direct material, direct production cost and an allocated portion of production overheads based on normal operating capacity.

(e) Investments

For trading securities, the measurement of fair value and earning/loss would be based on the market price of closing price of the balance sheet date (or the closest trading date prior the balance sheet date ) when Securities were trading in the market.

The instruments, which held by the Company, represented less than 20% of external companies’ equity and without significant influence, its fair value and investment earning/loss would be measured via cost method on benchmark basis.

For Investments instruments held by the Company, which represents 20%-50% ownership, and the Company had significant influence on the debtors. The fair value of investment earning/loss would be fairly measured via equity-method. According to the equity-method, after the investment was measured as initial investment cost, adjusting the book value of the investment through the change of the portion of the investor has in the owner’s equity of the investee to calculate the gains or losses. The amount of gains or losses includes other investment income.

No investment was held as of respective financial statements dates.

(f) Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and impairment.

Depreciation on property, plant and equipment is calculated on the straight-line method after taking into account their respective estimated residual values over the estimated useful lives of the assets as follows:

Machinery and equipment	10 years
Furniture and office equipment	3—5 years

Maintenance and repair costs are expensed as incurred, whereas significant renewals and betterments are capitalized.
Construction in progress represented capital expenditure in respect of machine tool production line. The incurred interests costs are recorded into the project until construction in progress are ready for use. No depreciation is provided in respect of construction in progress. No construction in progress was held as of SEP 30, 2010.

(g) Intangible Assets

Intangible assets include software. Software are carried at cost and charged to expense on a straight-line basis over the period the rights are granted 5 years.

(h) Accounting for long-lived assets impairment

Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is determined by comparing the carrying amount of an asset to future undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

There were no impairments of long-lived assets as of December 31, 2009.

(i) Revenue Recognition

The Company recognizes revenue in accordance with Staff Accounting Bulletin ("SAB") No. 104. All of the following criteria must exist in order for the Company to recognize revenue: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred or services have been rendered; (3) the seller's price to the buyer is fixed or determinable; and (4) collectability is reasonably assured.

The Company sells its products pursuant to sales contracts entered into with its customers. Revenue for all products is recognized when title and risk of loss pass to the customer and when collectability is reasonably assured. The passing of title and risk of loss to the customer is based on the terms of the sales contract, generally upon delivery and acceptance of product by the customer.

(j) Foreign Currency Translation

The functional currency of the Company is RMB and RMB is not freely convertible into foreign currencies. The Company maintains its financial statements in the functional currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet date. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transactions. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company, which are prepared using the functional currency, have been translated into United States dollars. Assets and liabilities translated at exchange rates at the balance sheet date, revenue and expenses are translated at the average exchange rates for the period, and members' equity is translated at historical exchange rates. Translation adjustments are included in accumulated other comprehensive income, a component of members’ equity. The exchange rates applied are as follows:

	SEP 30, 2010	Dec 31, 2009	Dec 31, 2008
Year end RMB exchange rate	6.7011	6.8282	6.8346
Average RMB exchange rate - year ended	6.7647	6.8314	7.0696

No representation is made that the RMB amounts could have been, or could be, converted into United States dollars at the rates used in translation.

(k) Accumulated Other Comprehensive Income

Accumulated other comprehensive income represents the change in equity of the Company during the periods presented from foreign currency translation adjustments.

(l) Taxation

Taxation on profits earned in the PRC has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the PRC where the Company operates after taking into effect the benefits from any special tax credits or “tax holidays” allowed in the county of operations.

The Company does not accrue United States income tax since it has no significant operating income in the United States. The Company is organized and located in the PRC and do not conduct any business in the United States.

Enterprise income tax

Under the decree of the State Council of People’s Republic of China on the implementation of the enterprise income tax transition preferential policies, the company statutory rate was 25% for the years 2008, 2009 and 2010.

Value added tax

The Provisional Regulations of The People’s Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax (“VAT”) is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

VAT payable in The People’s Republic of China is charged on an aggregated basis at a rate of 13% or 17% (depending on the type of goods involved) on the full price collected for the goods sold or, in the case of taxable services provided, at a rate of 17% on the charges for the taxable services provided, but excluding, in respect of both goods and services, any amount paid in respect of VAT included in the price or charges, and less any deductible value added tax already paid by the taxpayer on purchases of goods and services in the same financial year.

(m) Contingent liabilities and contingent assets

A contingent liability is a possible obligation that arises from past events and whose existence will only be confirmed by the occurrence or non-occurrence of one or more uncertain future events not wholly within the control of the Company. It can also be a present obligation arising from past events that is not recognized because it is not probable that the Company will incur a liability or obligations as a result. A contingent liability, which might occur but is not probable, is not recorded but is disclosed in the notes to the financial statements. The Company will recognize a liability or obligation when it is probable that the Company will incur it.

A contingent asset is an asset, which could possibly arise from past events and whose existence will be confirmed only by the occurrence or non-occurrence of one or more uncertain events not wholly within the control of the Company. Contingent assets are not recorded but are disclosed in the notes to the financial statements when it is likely that the Company will recognize an economic benefit. When the benefit is virtually certain, the asset is recognized.

(n) Fair Value of Financial Instruments

SFAS No. 107, "Disclosures about Fair Values of Financial Instruments", requires disclosing fair value to the extent practicable for financial instruments that are recognized or unrecognized in the balance sheet. The fair value of the financial instruments disclosed herein is not necessarily representative of the amount that could be realized or settled, nor does the fair value amount consider the tax consequences of realization or settlement.

(o) Recently Issued Accounting Pronouncements

In June 2009, the FASB approved the Accounting Standards Codification (“the Codification”) as the single source of authoritative nongovernmental U.S. GAAP. All existing accounting standard documents, such as FASB, American Institute of Certified Public Accountants, Emerging Issues Task Force and other related literature, excluding guidance from the Securities and Exchange Commission (“SEC”), have been superseded by the Codification. All other non-grandfathered, non-SEC accounting literature not included in the Codification has become nonauthoritative. The Codification did not change U.S. GAAP, but instead introduced a new structure that combines all authoritative standards into a comprehensive, topically organized database. The Codification became effective for the period beginning September 15, 2009, and impacts the Company’s financial statements, as all references to authoritative accounting literature is now referenced in accordance with the Codification.

On January 1, 2009, the Company adopted new accounting guidance related to the accounting for business combinations and related disclosures. This new guidance addresses the recognition and accounting for identifiable assets acquired, liabilities assumed, and non-controlling interests in business combinations. The guidance also establishes expanded disclosure requirements for business combinations. The Company has applied this new guidance to its 2009 business combinations.

On January 1, 2009, the Company also adopted new accounting guidance related to the accounting for non-controlling (minority) interests in consolidated financial statements. This guidance establishes accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary, and requires that non-controlling interests in subsidiaries be reported in the equity section of the controlling company’s balance sheet. It also changes the manner in which the net income of the subsidiary is reported and disclosed in the controlling company’s income statement. The Company’s consolidated financial statements reflect the adoption and implementation of this new guidance for all periods presented.

On January 1, 2009, the Company adopted a new accounting standard on determining whether an instrument (or embedded feature) is indexed to an entity’s own stock. This standard provides a two-step model to determine if an instrument, or embedded feature in an instrument, can be considered indexed to an entity’s own stock for the purpose of determining if the instrument can be accounted for as equity or as a derivative presented outside of equity. The adoption of this standard had no material impact on the Company’s consolidated financial statements.

In May 2009, the FASB established general standards for accounting and disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued. The pronouncement required the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date, whether that date represents the date the financial statements were issued or were available to be issued. In February 2010, the FASB amended this standard whereby SEC filers, like the Company, are required by GAAP to evaluate subsequent events through the date its financial statements are issued, but are no longer required to disclose in the financial statements that the Company has done so or disclose the date through which subsequent events have been evaluated.

In August 2009, the FASB provided clarification when measuring liabilities at fair value in a circumstance in which a quoted price in an active market for an identical liability is not available. A reporting entity is required to measure fair value using one or more of the following methods: 1) a valuation technique that uses a) the quoted price of an identical liability when traded as an asset or b) quoted prices for similar liabilities (or similar liabilities when traded as assets) and/or 2) a valuation technique that is consistent with the preexisting fair value guidance. It also clarifies that when estimating the fair value of a liability, a reporting entity is not required to adjust the estimate to include inputs relating to the existence of transfer restrictions on that liability. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

In October 2009, the FASB issued an update to existing guidance on accounting for arrangements with multiple deliverables. This update will allow companies to allocate consideration received for qualified separate deliverables using estimated selling price for both delivered and undelivered items when vendor-specific objective evidence or third-party evidence is unavailable. Additional disclosures discussing the nature of multiple element arrangements, the types of deliverables under the arrangements, the general timing of their delivery, and significant factors and estimates used to determine estimated selling prices will be required. This guidance is effective prospectively for interim and annual periods ending after June 15, 2010. The Company is currently evaluating the impact this guidance may have, if any, on its consolidated financial statement, but does not anticipate that this updated guidance will have a material impact.

In January 2010, the FASB issued an update that improves the requirements related to fair value measurements and disclosures about transfers between Level 1, Level 2 and Level 3 assets and the disaggregated activity in the roll forward for Level 3 fair value measurements. These new disclosures are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Company does not expect the adoption of these expanded disclosures to have a material impact on its consolidated financial statements.

In February 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-09 (“ASU 2010-09”), which amends ASC 855 to address certain implementation issues related to an entity’s requirement to perform and disclose subsequent-events procedures. The new guidance clarifies that management must evaluate, as of each reporting period, events or transactions that occur after the balance sheet date through the date that the financial statements are issued. Management must perform its assessment for both interim and annual financial reporting periods. ASU 2010-09 also exempts SEC filers from disclosing the date through which subsequent events have been evaluated. The adoption of this amended standard did not have a material impact on the company’s consolidated financial statements.

Impact of New Accounting Standards

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

Note 4) Accounts Receivable

The following are the components of accounts receivable:

	Sep 30, 2010	Dec 31, 2009	Dec 31, 2008
	USD	USD	USD
Accounts Receiveable	$4,000,482	$321,909	$281,189
Provision for doubtful debt	(1,727,445)	(16,095)	(14,059)
	$2,273,037	$305,814	$267,130

Note 5) Inventories

Inventories at Sep 30, 2010, Dec 31, 2009 and 2008 consist of the following:

	Sep 30, 2010	Dec 31, 2009	Dec 31, 2008
	USD	USD	USD
Working in Process	$592,780	$29,290	$-0-
Raw material	1,404,826	1,556,812	131,429
Finished goods	794,374	221,592	308,730
Semi-finished products	618,844
Merchandise Shipped	226,444
	3,637,268	1,807,694	440,159
Provision for Inventory	-42,181	-20,078	-6,733
	$3,595,087	$1,787,616	$433,426

Note 6) Prepayment and Other Receivables

Prepayment and other receivables at Sep 30, 2010, Dec 31, 2009 and 2008 consist of the following:

	Sep 30, 2010	Dec 31, 2009	Dec 31, 2008
	USD	USD	USD
Prepayment	$477,407	$283,392	$166,405
Other receivables	485,305	23,378	2,370
	962,712	306,770	168,775
Provision for unrecoverable items	(349,003)	(15,407)	(8,439)
	$613,709	$291,363	$160,336

Note 7) Deferred Tax Assets

Deferred tax assets at Sep 30, 2010, Dec 31, 2009 and 2008 consist of the following:

	Sep 30, 2010	Dec 31, 2009	Dec 31, 2008
	USD	USD	USD
Provision for inventory	$10,545	$5,019	$1,683
Provision for property, plant and equipment	122,592,
Provision for accounts receivable, prepayment and other receivables	520,170	7,866	5,625
	$653,308	$12,885	$7,308

Note 8) Property, Plant and Equipment

Property, Plant and Equipment at Sep 30, 2010, Dec 31, 2009 and 2008 consists of the following:

	Sep 30, 2010	Dec 31, 2009	Dec 31, 2008
	USD	USD	USD
Machinery and equipment	$1,156,377	$8,789	$-0-
Furniture and office equipment	27,188	39,967	21,185
	1,183,565	48,756	21,185
Less: Accumulated depreciation	(162,678)	(7,780)	(1,796)
Less: Impairment provision	(490,368)
	$530,518	$40,976	$19,389

Note 9) Bank Loans

Bank Loans at Sep 30, 2010, Dec 31, 2009 and 2008 consists of the following:

	Sep 30, 2010	Dec 31, 2009	Dec 31, 2008
	USD	USD	USD
Guaranteed loan:	$-0-	$275,329	$-0-
	$-0-	$275,329	$-0-

Note 10) Accounts Payable

Accounts payable as of Sep 30, 2010, Dec 31, 2009 and 20088 consist of the following:

	Sep 30, 2010	Dec 31, 2009	Dec 31, 2008
	USD	USD	USD
Accounts payable	$3,810,577	$1,294,540	$503,826
	$3,810,577	$1,294,540	$503,826

Note 11) Other Payable and Accruals

Other payable and accruals as of Sep 30, 2010, Dec 31, 2009 and 2008 consist of the following:

	Sep 30, 2010	Dec 31, 2009	Dec 31, 2008
	USD	USD	USD
Advances from customers	$(493,877)	$(689,109)	$(34,969)
Accrued payroll	(128,710)	(65,024)
Taxes prepaid	7,916	146,122	7,830
Other payable	(33,254)	(212,719)	(292,629)
	$647,926	$820,730	$319,768

Note 12) Accrued Income Taxation

Accrued income taxation as of Sep 30, 2010, Dec 31, 2009 and 2008 consist of the following:

	Sep 30, 2010	Dec 31, 2009	Dec 31, 2008
	USD	USD	USD
Accrued income taxation	$12,787	$21,255	$199
	$12,787	$21,255	$199

Note 13) Income Taxes

The Company and its subsidiary are governed by the Income Tax Laws of the PRC and are subject to the PRC corporate income tax.

Under the decree of the State Council of People’s Republic of China on the implementation of the enterprise income tax transition preferential policies, the company statutory rate was 25% for the years 2008, 2009 and 2010.

	Sep 30, 2010	Dec 31, 2009	Dec 31, 2008
	USD	USD	USD
China Statutory Tax Rate	25%	25%	25%
Taxable income	203,978	84,755	771
Current income tax expenses	50,994	21,189,	193
Deferred income tax	-634,159	-5,568	1,571

Note 14) Commitments

Commitments for the operating leases as of Sep 30, 2010 were as follows:

USD
Payment within one year	$193,526
Payment in one to two years	170,247
Payment in two to five years	141,872
$505,645

Note 15) Related Party Transactions

As of Sep 30, 2010, the related parties of the Company and the relationship were known as following:

Relationships
Shenzhen Aopvision Tech Co., Ltd	the company controlled by Li Tingyi
Li Tingyi	the former shareholder and vice president of the company

The transactions with these entities were made in the ordinary course of business and were negotiated at arms length.  A summary of transactions and balances with related parties follows:

(a) Related Party Transactions-Sales of Goods and Providing of Service

Name of Related Parties	Variety	Pricing Method	Transaction AMT 2010	Transaction AMT 2009	Transaction AMT 2008
Shenyang Angesi Technology Co., Ltd	Goods	Cost Plus			$52,850
Nanjing Aogesi Technology Co., Ltd	Goods	Cost Plus			104,434
Shanghai Xin Angesi Digital Technology Co., Ltd	Goods	Cost Plus			37,309
Changsha Aogesi Electric Technology Co., Ltd	Goods	Cost Plus			105,812
Jinan Sheng Angesi Technology Co., Ltd	Goods	Cost Plus			181,768
ANV video alarm service Inc			$4,235
			$4,235		$482,173

(b) Related Parties Balances

As of Sep 30, 2010, Dec 31, 2009 and 2008 amounts due from/to related companies consist of:

(i)	Receivables should be collected from related parties:

	Sep 30, 2010	Dec 31, 2009	Dec 31, 2008
	USD	USD	USD
Shenzhen Aopvision Tech Co., Ltd	$-0-	$-0-	$7,316
ANV video alarm service Inc	4,235	-0-	-0-
Flybit International Ltd	37,547	-0-	-0-

(ii)	Payables should be paid to related parties:

	Sep 30, 2010	Dec 31, 2009	Dec 31, 2008
	USD	USD	USD
Shenyang Angesi Technology Co., Ltd			$2,590
Nanjing Aogesi Technology Co., Ltd	-0-	-0-	9,769
Shanghai Xin Angesi Digital Technology Co., Ltd	-0-	-0-	7,494
Changsha Aogesi Electric Technology Co., Ltd	-0-	-0-	27,238
Jinan Sheng Angesi Technology Co., Ltd	-0-	-0-	123,305
Li Tingyi	$63,513	$223,428	138,356
Wei Ming	30,766	-0-	-0-
ANV Security Technology (Taian) Co., Ltd.	10,755	-0-	-0-
	$105,034	$223,428	$308,752

Pro Forma Condensed Combined Balance Sheets and Statement of Operations

On September  30, 2010 ANV Security Group Inc. , acquired 100% of outstanding common shares of ANV Security Technology ( China) Co. Ltd.

Pro Forma accounting effects of  Purchase Agreement are presented in the following tables which presents the combined results of balance sheets and operations as they may have appeared had the acquisition and financing transactions described above occurred as of  April 1, 2010 ( the effective date of start of accounting fiscal year of the Company)  .

The unaudited pro forma condensed combined balance sheet and statement  of operations has been derived from and should be read together with the historical financial statements of notes of ANV Security Group Inc. filed as part of 10- K/A of the Company filed with the Securities Exchange Commissions on July 26, 2010 and the historical financial statements of the Company, both prepared in accordance with accounting principles generally accepted in the United States (‘U.S. GAAP”), for the fiscal year March 31, 2010, included elsewhere in the 10-K/A.

ANV Security Group, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheets

	ANV Security Group Inc.	ANV Security Technology (China) Co., Ltd.			ANV Security Group Inc.
	As of September 30	As of September 30	Pro Forma		As of September 30
	2010	2010	Adjustments		2010
					Pro Forma
ASSETS

CURRENT ASSETS

Cash	$5,571,631	$110,446	$		$5,682,077
Accounts receivable, net of allowance	103,461	2,273,037			2,376,498
Inventory	342,948	3,595,087			3,938,035
Other current assets	6,222,717	651,259			6,873,976
TOTAL CURRENT ASSETS	12,240,757	6,629,829			18,870,586

Property and equipment - net of accumulated depreciation	46,712	530,518			577,230
Other noncurrent assets	7,503,445	780,218			8,283,663
Investment in a subsidiary	4,980,080	-		(4,980,080)	-
TOTAL OTHER ASSETS	12,530,237	1,310,736		(4,980,080)	8,860,893

TOTAL ASSETS	$24,770,994	$7,940,565		$(4,980,080)	$27,731,479

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable	$655,615	$3,810,577	$		$4,466,192
Advance from customers and other payable	-	647,926			647,926
Income Tax Payable	-	12,787			12,787
Due to related parties	12,910,191	105,034			13,015,225
TOTAL CURRENT LIABILITIES	13,565,806	4,576,324			18,142,130

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock	10,765,119	5,119,868		(4,980,080)	10,904,907
Additional paid-in capital	24,836				24,836
Retained earnings (Deficit)	295,121	(1,837,143)			(1,542,022)

Other comprehensive loss - foreign currency translation	120,112	81,516			201,628
TOTAL STOCKHOLDERS' EQUITY	11,205,188	3,364,241		(4,980,080)	9,589,349

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$24,770,994	$7,940,565		$(4,980,080)	$27,731,479

See Notes to the Financial Statements

ANV Security Group, Inc.
Unaudited Pro Forma Condensed Combined Statements of Operations

	ANV Security Group Inc.	ANV Security Technology (China) Co., Ltd.		ANV Security Group Inc.
	April 1 to	April 1 to	Pro Forma	April 1 to
	September 30, 2010	September 30, 2010	Adjustments	September 30, 2010
				Pro Forma

Revenue	$135,955	$9,011,761	$	$9,147,716

TOTAL NET REVENUE	135,955	9,011,761		9,147,716

COST OF REVENUES	109,881	7,873,708		7,983,589

GROSS PROFIT	26,074	1,138,053		1,164,127

OPERATING COSTS

Operating expenses and depreciation	836,403	2,969,704		3,806,107
Total Operating Costs	836,403	2,969,704		3,806,107

OPERATING INCOME (LOSS)	(810,329)	(1,831,651)		(2,641,980)

OTHER INCOME & (EXPENSES)

Non operating expense	(1,839)	(5,280)		(7,119)
Non operating income	6,784	8,713		15,497

Total Other Income & (Expenses)	4,945	3,433		8,378

NET INCOME BEFORE INCOME TAX & BENEFIT	(805,384)	(1,828,218)		(2,633,602)

Current income taxes, net of income tax benefits	2,811	441,600		444,411

NET INCOME (LOSS)	$(802,573)	$(1,386,618)	$	$(2,189,191)

COMPREHENSIVE LOSS:
Unrealized foreign currency translation income	9,753	78,177		87,930
COMPREHENSIVE LOSS	$(792,820)	$(1,308,441)	$	$(2,101,261)

See Notes to the Financial Statements

NOTE 1 – BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined balance sheet and statement of operations (“Pro Forma”) of the Company is presented for the period ended September 30, 2010. The unaudited Pro Forma applies the group’s accounting policies over the pro forma period.

No amount has been included in the purchase price allocation for estimated costs to be incurred to achieve savings or other benefits of the transactions. Similarly, the Pro Forma does not reflect any cost savings or other benefits that may be obtained through synergies among the operations of two entities.

Exhibit No.            Description

10.1       Angesi Agreement – English Translation.  Filed with original Form 8-K

10.2       Revised Angesi Agreement – Filed Herewith

23.1       Consent of independent public accountant.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANV Security Group, Inc.

Weixing Wang

By:    /s/ Weixing Wang, CEO

Dated: December 29, 2010
Title: President and CEO